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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     March 30, 2004
                                                     --------------



                              KIRLIN HOLDING CORP.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                    0 -25336                 11-3229358
----------------------------        ----------------         ------------------
(State or Other Jurisdiction        (Commission File         (IRS Employer
    of Incorporation)                    Number)             Identification No.)



6901 Jericho Turnpike, Syosset, NY                                     11791
------------------------------------------                         ------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code              (800) 899-9400
                                                                --------------



                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits:

             99.1 Press Release, dated March 30, 2004, announcing December 31, 2003 financial results.


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On March 30, 2004, Kirlin Holding Corp. issued a press release discussing its financial results for the year ended December 31, 2003. The press release is included as Exhibit 99.1 hereto.











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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 30, 2004                         KIRLIN HOLDING CORP.
                                              (Registrant)


                                              By: /s/ Barry E. Shapiro
                                                  --------------------------
                                                  Barry E. Shapiro
                                                  Chief Financial Officer
















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